BONUS AGREEMENT



     This Agreement dated June 11, 2003 ("Agreement") is by and between Trans Max Technologies, Inc., a Florida corporation ("Trans Max") which is in the process of entering into a reverse merger with Perma-Tune Electronics, Inc., a Texas corporation ("Perma-Tune"), and Linda Decker and Lonnie Lenarduzzi (collectively referred to as "Decker").

                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, Trans Max and Decker have entered into an employment contract and a Share Exchange Agreement in connection with a reverse merger transaction with Perma-Tune;

     WHEREAS, Trans Max desires to fund the expansion of Perma-Tune's business for a period of two (2) years;

     WHEREAS, Trans Max desires to provide an incentive for Decker to enter into an employment agreement with Trans Max;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, the parties hereto agree as follows:


1.     Consideration.  In  consideration  for  Decker  agreeing  to  execute  an
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Employment  Agreement  with Trans Max, Trans Max agrees to fund the expansion of
Perma-Tune's business and provide a bonus for Decker with respect to Decker's employment. In connection with this transaction, the parties hereby agree as follows:

(a) Trans Max agrees to fund expansion of Perma-Tune Electronic's business per the cash flow projection to be finalized and mutually agreed upon by August 30, 2003, for a period of two (2) years from the date of this Agreement;
(b) At the end of two years, Trans Max and Perma-Tune will each select an independent appraiser to perform an evaluation of the Perma-Tune business. The fees for both appraisers will be paid by Trans Max. In the event the appraisals are within fifteen percent (15%) of each other, the average valuation will be used to determine the amount of compensation due Decker. If the appraisals are within fifteen percent (15%) of each other, Trans Max will pay Decker as follows: twenty-five percent (25%) of such valuation in cash, or twenty-five percent (25%) of such valuation in shares of Perma-Tune common stock (based on the average closing price for the thirty day period following the determination of the value by the appraisers), or twenty-five percent (25%) based on a combination of Perma-Tune shares and shares of the spun off Perma-Tune business. In the event Decker receives compensation in shares of common stock of Perma-Tune, Perma-Tune shall file an S-8 registration statement registering such shares of Perma-Tune within thirty days of the valuation of Perma-Tune's business, as long as such shares will not result in Decker owning ten percent (10%) or more of the outstanding common stock of Perma-Tune. In the event Decker would have been entitled to more than ten percent (10%) of the outstanding common stock, S-8 registration statements will be filed periodically so that Decker is not a ten percent (10%) shareholder at any instance until such time as Decker receives the bonus as intended by the terms of this Agreement. In the event that Decker shall also receive shares of common stock of the spun off business of Perma-Tune as part of the bonus, Trans Max and Perma-Tune agree to file a registration statement with the SEC within 90 days of the valuation of Perma-Tune's business registering the shares issuable to Decker such that Decker does not own ten percent (10%) or more of the common stock of the spun off entity. Trans Max and Decker will mutually agree how Decker will be compensated; and

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(c)  In  the  event  the  appraisals of the Perma-Tune business are greater than fifteen percent (15%) apart, the two appraisers will appoint a third appraiser to be paid by Trans Max and the three appraisals will be averaged for purposes of determining the bonus for which the valuation is based on.

2.     Benefit  and  Burden.  This  Agreement shall inure to the benefit of, and
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shall  be  binding  upon,  the parties hereto and their successors and permitted assigns.

3.     No  Third  Party  Rights.  Nothing  in  this Agreement shall be deemed to
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create  any  right  in  any creditor or other person not a party hereto and this
Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third party.

4.     Amendments  and  Waiver.  No  amendment,  modification,  restatement  or
       -----------------------
supplement of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the party against whom that waiver is sought to be enforced. No failure or delay on the part of any party hereto in exercising any right, power or privilege hereunder and no course of dealing between or among any of the parties hereto shall operate as a waiver of any right, power or privilege hereunder. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any party to any other or further action in any circumstances without notice or demand.

5.     Assignments.  Except  as  otherwise  permitted  hereunder,  neither  this
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Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of all parties and any attempt to do so shall be null and void.

6.     Counterparts.  This  Agreement may be executed in counterparts and by the
       ------------
different parties in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

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7.     Captions  and  Headings.  The  captions  and  headings  contained in this
       -----------------------
Agreement are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof if any question of intent should arise.

8.     Construction.  The  parties  acknowledge  that  each  of them has had the
       ------------
benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the parties hereto.

9.     Severability.  Should  any  clause,  sentence,  paragraph, subsection, or
       ------------
Section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the parties, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

10.     Remedies.  The  parties  agree  that  the  covenants  and  obligations
        --------
contained in this Agreement relate to special, unique and extraordinary matters and that a violation of any of the terms hereof or thereof would cause irreparable injury in an amount which would be impossible to estimate or determine and for which any remedy at law would be inadequate. As such, the parties agree that if either party fails or refuses to fulfill any of its obligations under this Agreement or to make any payment or deliver any instrument required hereunder or thereunder, then the other party shall have the remedy of specific performance, which remedy shall be cumulative and nonexclusive and shall be in addition to any other rights and remedies otherwise available under any other contract or at law or in equity and to which such party might be entitled.

11.     Applicable  Law.  THIS AGREEMENT  AND THE RIGHTS AND OBLIGATIONS OF THE
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PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS
OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

12.     Arbitration.  The parties agree that they will use their best efforts to
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amicably  resolve any dispute arising out of or relating to this Agreement.  Any controversy, claim, or dispute that cannot be so resolved shall be settled by final binding arbitration in accordance with the rules of the American Arbitration Association and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Any such arbitration shall be conducted in Ronkonkoma, New York or such other place as may be mutually agreed upon by the parties. Within fifteen (15) days after the commencement of the arbitration, each party shall select one person to act as arbitrator, and the two arbitrators so selected shall select a third arbitrator within ten (10) days of their appointment. Each party shall bear an equal share of the arbitrator's expenses and administrative fees of arbitration, and the losing party shall reimburse the winning party for attorney's fees, arbitrator fees, and any other out of pocket expenses.

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13.     Expenses;  Prevailing  Party  Costs.  Notwithstanding anything contained
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herein  or  therein  to  the  contrary, if any party commences an action against another party to enforce any of the terms, covenants, conditions or provisions of this Agreement, or because of a breach by a party of its obligations under this Agreement, the prevailing party in any such action shall be entitled to recover its losses, including reasonable attorneys' fees, incurred in connection with the prosecution or defense of such action, from the losing party.

14.     Entire Agreement, Amendments and Waivers.  This Agreement sets forth all
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of  the  promises,  agreements,  conditions,  understandings,  warranties  and representations among the parties with respect to the transactions contemplated hereby and thereby, and supersede all prior agreements, arrangements and understandings between the parties, whether written, oral or otherwise. There are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, among the parties concerning the subject matter hereof or thereof except as set forth herein and therein. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any party hereto unless set forth in a document duly executed by such party or an authorized agent or such party.

15.     Faxed  Copies.  For purposes of this Agreement, a faxed signature will
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constitute  an  original  signature.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


                                   TRANS  MAX  TECHNOLOGIES,  INC.

                                   By: /s/ Peter Mergenthaler
                                      ---------------------------------

                                   Its: Chief Executive Officer
                                      ---------------------------------


                                   PERMA-TUNE  ELECTRONICS,  INC.

                                   By: /s/ Lonnie Lenarduzzi
                                      ---------------------------------

                                   Its: Chief Executive Officer
                                      ---------------------------------


                                  /s/ Linda Decker
                                  ------------------------------------
                                  LINDA  DECKER, Individually


                                   /s/ Lonnie Lenarduzzi
                                   ------------------------------------
                                   LONNIE  LENARDUZZI, Individually

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Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Lonnie Lenarduzzi, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Perma-Tune Electronics, Inc. on Form 10-QSB for the quarterly period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Perma-Tune Electronics, Inc.


                              By: /s/ Lonnie Lenarduzzi
                                -----------------------
                              Name: Lonnie Lenarduzzi
                              Title: Former Chief Executive Officer
                              August 19, 2003

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Exhibit 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Linda Decker, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Perma-Tune Electronics, Inc. on Form 10-QSB for the quarterly period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Perma-Tune Electronics, Inc.

                              By: /s/ Linda Decker
                                ------------------
                              Name: Linda Decker
                              Title: Former Chief Executive Officer
                              August 19, 2003

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